                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                (PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934)

Filed by the Registrant  |X|
Filed by a party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)-2)
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|X|  Soliciting Material Pursuant to ss.240.14a-12

                             MERCATOR SOFTWARE, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required
|_|  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_|  Fee paid previously by written preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing party:
(4)  Date filed:

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

MERCATOR NEWS RELEASE

FOR IMMEDIATE DISTRIBUTION

                        MERCATOR TO VIGOROUSLY PROTECT THE RIGHTS OF ITS
                          STOCKHOLDERS FROM ACTION BY DISSIDENT GROUP

                            Wilton, CT. - March 17, 2003 - Mercator Software, Inc.
                            (Nasdsaq: MCTR), today announced that a small group of
                            dissidents has stated that it intends to solicit proxies in an attempt to take control of the Company's Board of
                            Directors.

                            Responding to the action, Roy C. King, Mercator's Chairman of the
                            Board, President and Chief Executive Officer said, "Despite an industry downturn, Mercator's operating performance during 2002
CORPORATE HEADQUARTERS      exceeded that of its peer group. During this same period (a time
Mercator Software, Inc.     of decreasing expenditures on Information Technology products in
45 Danbury Road             the market), Mercator's share of the enterprise application
Wilton, CT 06897-0840       integration (EAI) market increased from 9.9% to 10.5%. We are
Voice: 203.761.8600         disappointed that a small group of dissidents whose interests
Fax: 203.762.9677           clearly appear to be focused on short-term gain would seek to change the direction of the Company at such a propitious moment."

www.mercator.com            King added, "The Company will take all appropriate steps to protect the interests of all of its stockholders and maximize stockholder value."

                            ABOUT MERCATOR SOFTWARE, INC.
                            Mercator delivers large global organizations The Advantage Inside
                            Integration(TM), providing Industry-Ready Integration
                            Solutions(TM) that solve critical business problems in real-time, while leveraging current technology investments and maximizing
                            ROI. MERCATOR Inside Integrator(TM) 6.7 integration suite
                            features a Solutions-Oriented Architecture(TM) which easily and seamlessly automates high-volume, complex transactions. Over
                            1,100 global businesses leverage the power, speed and flexibility of Mercator's proven integration technology and industry
                            expertise to build better business value and faster ROI. To hear why our customers and partners believe Mercator is the advantage inside integration, visit our Web site at www.mercator.com.


                            (C) 2003 Mercator Software, Inc. All rights reserved. Mercator and the Mercator logo are registered trademarks of Mercator
                            Software, Inc. All other marks appearing with a "TM" thereafter are intellectual property of Mercator Software, Inc. Any other product or company names mentioned are used for identification purposes only, and may be trademarks or service marks of their respective owners.
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


     MERCATOR TO VIGOROUSLY PROTECT THE RIGHTS OF ITS STOCKHOLDERS FROM ACTION
     BY DISSIDENT GROUP PAGE 2 OF 3

     LEGAL NOTICE REGARDING FORWARD-LOOKING STATEMENTS

     STATEMENTS IN THIS RELEASE THAT ARE NOT PURELY HISTORICAL ARE
     FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS REGARDING MERCATOR'S
     BELIEFS, EXPECTATIONS, HOPES OR INTENTIONS REGARDING THE FUTURE.
     FORWARD-LOOKING STATEMENTS IN THIS RELEASE INCLUDE, BUT ARE NOT LIMITED TO,
     STATEMENTS REGARDING THE GROWTH OF THE ENTERPRISE APPLICATION MARKET; THE
     DEMAND FOR MERCATOR'S APPLICATION INTEGRATION SOLUTIONS; AND THE SPEED OF
     DEPLOYMENT OF NEW PRODUCTS, INCLUDING THE MERCATOR INSIDE INTEGRATOR SUITE
     OF PRODUCTS AND INDUSTRY-READY INTEGRATION SOLUTIONS; AND SOMETIMES CONTAIN
     WORDS SUCH AS "BELIEVE," "EXPECT," "INTEND," "ANTICIPATE," "PLAN," AND
     "ESTIMATE" OR SIMILAR EXPRESSIONS. ACTUAL OUTCOMES AND MERCATOR'S ACTUAL
     RESULTS COULD DIFFER MATERIALLY FROM FORWARD-LOOKING STATEMENTS. FACTORS
     THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE RISKS AND
     UNCERTAINTIES SUCH AS CHANGES IN DEMAND FOR APPLICATION INTEGRATION OR
     E-BUSINESS INTEGRATION SOFTWARE AND, IN PARTICULAR, THE MERCATOR'S INSIDE
     INTEGRATOR SUITE OF PRODUCTS AND INDUSTRY-READY INTEGRATION SOLUTIONS; THE
     ABILITY OF MERCATOR TO MANAGE ITS GLOBAL OPERATIONS; THE ABILITY OF
     MERCATOR TO DEVELOP AND INTRODUCE NEW OR ENHANCED PRODUCTS; THE ABILITY OF
     MERCATOR TO CONTINUE TO ADD RESELLERS AND OTHER DISTRIBUTION CHANNELS; THE
     SUCCESS OF THIRD PARTIES IN UTILIZING AND MARKETING MERCATOR'S PRODUCTS;
     THE SUCCESS OF THE VERTICAL INDUSTRIES AND PLATFORMS WE TARGET; MERCATOR'S
     ACCESS TO AND SUCCESS OF THIRD PARTY PRODUCTS IN WHICH WE EMBED OUR
     PRODUCTS OR IN WHICH OUR PRODUCTS ARE EMBEDDED; MERCATOR'S ABILITY TO RAISE
     FINANCING; AND SEASONALITY IN OPERATING RESULTS. READERS SHOULD ALSO REFER
     TO THE RISK DISCLOSURES OUTLINED IN MERCATOR'S REPORTS FILED WITH THE
     SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS AND
     REASONS WHY RESULTS MIGHT DIFFER INCLUDED IN THIS RELEASE ARE MADE AS OF
     THE DATE HEREOF BASED ON INFORMATION AVAILABLE TO MERCATOR AS OF THE DATE
     HEREOF. MERCATOR ASSUMES NO OBLIGATION TO UPDATE ANY SUCH FORWARD-LOOKING
     STATEMENT OR REASONS WHY RESULTS MIGHT DIFFER.

IMPORTANT INFORMATION

     Mercator plans to file a proxy statement with the Securities and Exchange
     Commission relating to Mercator's solicitation of proxies from the stockholders of Mercator with respect to the Mercator 2003 annual meeting of stockholders. MERCATOR ADVISES SECURITY HOLDERS TO READ ITS PROXY
     STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT
     INFORMATION. Mercator's proxy statement and other relevant documents will be available for free at www.sec.gov. You may also obtain a free copy of Mercator's definitive proxy statement, when it becomes available, by writing to Mercator at 45 Danbury Road, Wilton, CT 06897 or at www.mercator.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Mercator's stockholders is provided below and will be available in the soliciting materials on Schedule 14A to be filed by Mercator with the SEC.

     INFORMATION REGARDING PARTICIPANTS

     This release is not a proxy statement. Mercator and the directors and certain of the executive officers of Mercator may be deemed to be participants in the solicitation of proxies in respect of electing the board of directors of Mercator at the 2003 annual meeting of stockholders of Mercator. Those executive officers and directors of Mercator are: Roy C.
     King, Jill M. Donohoe, David L. Goret, Kenneth J. Hall, Mark W. Register,
     James P. Schadt, Constance F. Galley, Ernest E. Keet, Michael E. Lehman,
     Dennis G. Sisco and Mark C. Stevens.


                                                                       MERCATOR.

     MERCATOR TO VIGOROUSLY PROTECT THE RIGHTS OF ITS STOCKHOLDERS FROM ACTION BY DISSIDENT GROUP PAGE 3 OF 3

     Those executive officers and directors have interests in the solicitation from their beneficial ownership of the common stock of Mercator. Additional information with respect to the beneficial ownership of those executive officers and directors of Mercator common stock is set forth immediately below:

Name                                                                                          Shares
----                                                                                          ------
Roy C. King, CHAIRMAN, CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR ...................    1,019,276
Jill M. Donohoe, SENIOR VICE PRESIDENT, GLOBAL ALLIANCES AND CORPORATE DEVELOPMENT........    201,557
David L. Goret, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY......................    47,734
Kenneth J. Hall, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER..........    408,486
Mark W. Register, EXECUTIVE VICE PRESIDENT AND PRESIDENT, WORLDWIDE FIELD OPERATIONS......    234,706
James P. Schadt, VICE CHAIRMAN AND DIRECTOR...............................................    598,457
Constance F. Galley, DIRECTOR.............................................................    963,304
Ernest E. Keet, DIRECTOR..................................................................    1,666,867
Michael E. Lehman, DIRECTOR...............................................................    37,500
Dennis G. Sisco, DIRECTOR.................................................................    110,000
Mark C. Stevens, DIRECTOR.................................................................    60,000

Mercator's directors also receive customary compensation from Mercator in exchange for their services as directors, and Mercator's change of control plan provides that, upon the occurrence of a change of control, all of the executive officers' unvested options will vest and that, upon the occurrence of certain events following a change in control of Mercator, they may be entitled to receive compensation and other payments.

                                                                       MERCATOR.